News Release
                                  ------------

July 23, 2004                                Contact: Dennis R. Stewart, EVP/CFO
FOR IMMEDIATE RELEASE                                             (215) 579-4000

            TF Financial Corporation Announces Second Quarter Results
                             And Quarterly Dividend

Newtown, Pennsylvania: TF Financial Corporation (Nasdaq National Market - THRD) today reported net income of $1,656,000 ($0.58 per diluted share) for the second quarter of 2004, compared with $436,000 ($0.16 per diluted share) during the second quarter of 2003. Net income for the six month period ending June 30, 2004 is $3,265,000 ($1.15 per diluted share) compared with $1,215,000 ($0.45 per diluted share) during the first six months of 2003. The Company also announced that its Board of Directors declared a quarterly dividend of $0.17 per share, payable August 16, 2004 to shareholders of record on August 6.

Highlights for 2004 include:

     o Net income increased by 280% compared to the second quarter of 2003, and increased by 2.9% compared to net income reported for the first quarter of 2004.
     o Net income increased by 169% for the first six months of 2004 compared to the first six months of 2003.
     o Diluted earnings per share for the second quarter of 2004 increased by 263% compared to the second quarter of 2003.
     o    Loans  receivable have grown by 4.3% during the year.
     o    Total deposits have grown by 1.8% during the year.
     o Net interest income during the second quarter of 2004 increased by 55% compared with the second quarter of 2003.
     o During the second quarter return on assets was 1.08%; return on equity was 11.44%; and the net interest margin for the quarter was 3.92%.

"The team building that has been underway in the Bank, and the strategic initiatives undertaken by the Company have combined to produce the third consecutive quarter of record core earnings" noted Kent C. Lufkin, President and CEO. "Our financial performance now rivals that of many of our top performing peers."

TF Financial Corporation is a holding company whose principal subsidiary is Third Federal Savings Bank, which operates 14 full service retail and commercial banking offices in Philadelphia and Bucks County, Pennsylvania and in Mercer
County, New Jersey. In addition, the Bank's website can be found at www.thirdfedbank.com.

Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by TF Financial Corporation with the Securities and Exchange Commission from time to time. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

T F FINANCIAL CORPORATION
FINANCIAL INFORMATION
           (dollars in thousands except per share data)

                                                                THREE MONTHS                         SIX MONTHS
                                                                ------------           INC           ----------          INC
                                                              6/30/04    6/30/03      (DEC)      6/30/04    6/30/03     (DEC)
                                                              -------    -------      -----      -------    -------     -----

EARNINGS SUMMARY

           Interest Income                                    $ 7,775    $ 8,156       -4.7%    $ 15,505   $ 16,813      -7.8%
           Interest expense                                     2,151      4,525      -52.5%       4,303      9,348     -54.0%
           Net interest income                                  5,624      3,631       54.9%      11,202      7,465      50.1%
           Loan loss provision                                    150         90       66.7%         300        180      66.7%
           Non-interest income                                    681        648        5.1%       1,390      1,732     -19.7%
           Non-interest expense                                 3,869      3,599        7.5%       7,786      7,338       6.1%
           Income taxes                                           630        154      309.1%       1,241        464     167.5%
           Net income                                         $ 1,656      $ 436      279.8%     $ 3,265    $ 1,215     168.7%

PER SHARE INFORMATION

           Earnings per share, basic (a)                       $ 0.62     $ 0.17      264.7%      $ 1.23     $ 0.49     151.0%
           Earnings per share, diluted (a)                     $ 0.58     $ 0.16      262.5%      $ 1.15     $ 0.45     155.6%

           Dividends paid                                      $ 0.17     $ 0.15       13.3%      $ 0.32     $ 0.30       6.7%


FINANCIAL RATIOS

           Annualized return on average assets                  1.08%      0.25%      332.0%       1.07%      0.34%     214.7%
           Annualized return on average equity                 11.44%      2.77%      313.0%      11.43%      3.88%     194.6%
           Efficiency ratio                                    62.86%     85.92%      -26.8%      63.34%     81.38%     -22.2%


AVERAGE BALANCES

           Loans                                             $418,545   $363,906       15.0%    $414,761   $365,226      13.6%
           Mortgage-backed securities                         132,144    172,259      -23.3%     131,400    167,985     -21.8%
           Investment securities                               30,111     76,608      -60.7%      30,282     66,670     -54.6%
           Other interest-earning assets                        1,648     64,376      -97.4%       1,609     79,297     -98.0%
           Total earning assets                               582,448    677,149      -14.0%     578,052    679,178     -14.9%
           Non-earning assets                                  35,974     35,748        0.6%      36,133     35,356       2.2%
           Total assets                                       618,422    712,897      -13.3%     614,185    714,534     -14.0%

           Deposits                                           471,402    446,212        5.6%     468,073    444,459       5.3%
           FHLB advances                                       82,984    197,249      -57.9%      83,149    200,619     -58.6%
           Total interest bearing liabilities                 554,386    643,461      -13.8%     551,222    645,078     -14.5%
           Non-interest bearing liabilities                     5,801      6,266       -7.4%       5,517      6,344     -13.0%
           Stockholders' equity                                58,235     63,170       -7.8%      57,446     63,112      -9.0%
           Total liabilities & stockholders'                 $618,422   $712,897      -13.3%    $614,185   $714,534     -14.0%
                equity


SPREAD AND MARGIN ANALYSIS

Average yield on:
           Loans                                                5.73%      6.20%                   5.79%      6.45%
           Mortgage-backed securities                           4.66%      4.30%                   4.57%      4.44%
           Investment securities                                4.46%      2.71%                   4.40%      3.10%
           Other interest-earning assets                        0.98%      1.05%                   0.87%      1.05%
Average cost of:
           Deposits                                             1.26%      1.64%                   1.28%      1.75%
           FHLB advances                                        3.26%      5.49%                   3.19%      5.51%

Interest rate spread                                            3.85%      2.01%                   3.86%      2.07%
Net interest margin                                             3.92%      2.15%                   3.93%      2.22%



                                                                 THREE MONTHS                        SIX MONTHS
                                                                 ------------          INC           ----------           INC
                                                               6/30/04   6/30/03      (DEC)      6/30/04    6/30/03      (DEC)
                                                               -------   -------      -----      -------    -------      -----

NON-INTEREST INCOME

           Retail banking fees                                  $ 681      $ 569       19.7%     $ 1,390    $ 1,147      21.2%
           Gain (loss) on sales of securities                       -         79     -100.0%           -        585    -100.0%


NON-INTEREST EXPENSE

           Salaries and benefits                                2,247      2,036       10.4%       4,521      4,060      11.4%
           Occupancy                                              644        602        7.0%       1,239      1,230       0.7%
           Deposit insurance                                       18         18        0.0%          36         37      -2.7%
           Professional fees                                      132        158      -16.5%         338        318       6.3%
           Deposit intangible amortization                         40         48      -16.7%          80         96     -16.7%
           Advertising                                            163        138       18.1%         326        275      18.5%
           Other                                                  625        599        4.3%       1,246      1,322      -5.7%


                                                                                                  INC
                                                              6/30/04              12/31/03      (DEC)
                                                              -------              --------      -----

DEPOSIT INFORMATION

           Non-interest checking                             $ 30,816               $ 26,375       16.8%
           Interest checking                                   53,848                 52,647        2.3%
           Money market                                        43,707                 44,688       -2.2%
           Savings                                            189,848                188,673        0.6%
           CD's                                               149,533                146,960        1.8%


OTHER PERIOD ENDING INFORMATION


Per Share
           Book value (a)                                     $ 21.40                $ 21.37
           Tangible book value (a)                            $ 19.68                $ 19.56
           Closing market price                               $ 30.00                $ 34.20

Balance sheet
           Loans,net                                         $421,893              $ 404,649        4.3%
           Cash and cash equivalents                            6,467                  8,241      -21.5%
           Mortgage-backed securities                         134,144                130,404        2.9%
           Investment securities                               31,316                 31,802       -1.5%
           Total assets                                       624,668                606,752        3.0%
           FHLB advances and other                             93,675                 86,853        7.9%
           Stockholders' equity                                57,267                 55,480        3.2%

ASSET QUALITY
           Non-performing loans                                 2,054                  2,282      -10.0%
           Loan loss reserves                                   2,204                  2,111        4.4%
           Reserves to gross loans                              0.52%                  0.52%        0.0%
           Non-performing loans to gross loans                  0.48%                  0.56%      -14.3%
           Non-performing loans to total assets                 0.33%                  0.38%      -13.2%
           Foreclosed property                                    837                    868       -3.6%
           Foreclosed property to total assets                  0.13%                  0.14%       -7.1%
           Non-performing assets to total assets                0.46%                  0.52%      -11.5%

OTHER STATISTICAL INFORMATION
           Shares outstanding (000's) (a)                       2,676                  2,596
           Number of branch offices                                14                     14
           Full time equivalent employees                         179                    171

        (a)excludes employee stock ownership plan shares.